SUP-0101-0621
AB EQUITY FUNDS
-AB Sustainable Global Thematic Fund
-AB Sustainable International Thematic Fund
(each, a “Fund”, and together, the “Funds”)

Supplement dated June 17, 2021 to the Prospectus dated October 30, 2020 for AB
Sustainable
Global Thematic
Fund
and AB
Sustainable
International Thematic Fund (the “Prospectus”).

*        *        *
The Funds’ Board of Directors has approved an amendment to the investment advisory agreement for each Fund that reduces the Fund’s management fee, effective June 18, 2021. Effective June 18, 2021, the following replaces the “Annual Fund Operating Expenses” table (and related footnotes) and the “Examples” section under the heading “Fees and Expenses of the Fund” in the “Summary Information” section for the applicable Fund.
AB Sustainable Global Thematic Fund

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the
value
of your investment)

Class A	Class C	Advisor Class	Class R	Class K	Class I
Management Fees(c)	.65%	.65%	.65%	.65%	.65%	.65%
Distribution and/or Service (12b-1) Fees	.25%	1.00%	Non	e	.50%	.25%	Non	e
Other Expenses:
Transfer Agent	.11%	.11%	.11%	.26%	.20%	.10%
Other Expenses	.05%	.05%	.05%	.05%	.05%	.05%

Total Other Expenses	.16%	.16%	.16%	.31%	.25%	.15%

Acquired Fund Fees and Expenses	.01%	.01%	.01%	.01%	.01%	.01%

Total Annual Fund Operating Expenses	1.07%	1.82%	.82%	1.47%	1.16%	.81%

Fee Waiver and/or Expense Reimbursement(d)	(.01)%	(.01)%	(.01)%	(.01)%	(.01)%	(.01)%

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.06%	1.81%	.81%	1.46%	1.15%	.80%

(c)	Management fees have been restated to reflect a contractual reduction in management fees effective June 18, 2021.
(d)
In connection with the Fund’s investments in AB Government Money Market Portfolio (the “Money Market Portfolio”) (except for the investment of any cash collateral from securities lending), the Adviser has contractually agreed to waive its management fee from the Fund and/or reimburse other expenses of the Fund in an amount equal to the Fund’s pro rata share of the Money Market Portfolio’s effective management fee, as included in “Acquired Fund Fees and Expenses”. The agreement may only be terminated or changed with the consent of the Fund’s Board of Directors.

Examples
The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, that the Fund’s operating expenses stay the same and that any fee waiver remains in effect for only the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Class A	Class C		Advisor Class	Class R	Class K	Class I
After 1 Year	$528	$284	*	$83	$149	$117	$82
After 3 Years	$750	$572		$261	$464	$367	$258
After 5 Years	$989	$984		$454	$802	$637	$449
After 10 Years	$1,674	$1,940		$1,013	$1,757	$1,408	$1,001

*	If you did not redeem your shares at the end of the period, your expenses would be decreased by approximately $100.
AB Sustainable International Thematic Fund

Annual Fund Operating Expenses
(
expenses
that you
pay
each year
as
a perce
n
tage of the value of your
investment
)

	Class A	Class C	Advisor Class	Class R	Class K	Class I
Management Fees(c)	.65%	.65%	.65%	.65%	.65%	.65%
Distribution and/or Service (12b-1) Fees	.25%	1.00%	None	.50%	.25%	None
Other Expenses:
Transfer Agent	.09%	.09%	.09%	.26%	.20%	.12%
Other Expenses	.13%	.13%	.13%	.13%	.13%	.13%

Total Other Expenses	.22%	.22%	.22%	.39%	.33%	.25%

Acquired Fund Fees and Expenses	.01%	.01%	.01%	.01%	.01%	.01%

Total Annual Fund Operating Expenses	1.13%	1.88%	.88%	1.55%	1.24%	.91%

Fee Waiver and/or Expense Reimbursement(d)	(.01)%	(.01)%	(.01)%	(.01)%	(.01)%	(.01)%

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.12%	1.87%	.87%	1.54%	1.23%	.90%

(c)	Management fees have been restated to reflect a contractual reduction in management fees effective June 18, 2021.
(d)
In connection with the Fund’s investments in AB Government Money Market Portfolio (the “Money Market Portfolio”) (except for the investment of any cash collateral from securities lending), the Adviser has contractually agreed to waive its management fee from the Fund and/or reimburse other expenses of the Fund in an amount equal to the Fund’s pro rata share of the Money Market Portfolio’s effective management fee, as included in “Acquired Fund Fees and Expenses”. The agreement may only be terminated or changed with the consent of the Fund’s Board of Directors.

Examples
The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of these periods. The Examples also assume that your investment has a 5% return each year, that the Fund’s operating expenses stay the same and that any fee waiver remains in effect for only the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Class A	Class C		Advisor Class	Class R	Class K	Class I
After 1 Year	$534	$290	*	$89	$157	$125	$92
After 3 Years	$768	$590		$280	$489	$392	$289
After 5 Years	$1,020	$1,015		$487	$844	$680	$503
After 10 Years	$1,740	$2,005		$1,083	$1,845	$1,499	$1,119

*	If you did not redeem your shares at the end of the period, your expenses would be decreased by approximately $100.
*        *        *
The following information replaces the table for the applicable Fund in Appendix A of the Funds’ Prospectus under the heading “Hypothetical Investment and Expense Information.”
AB Sustainable Global Thematic Fund

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses*	Hypothetical Ending Investment
1	$10,000.00	$478.75	$10,053.75	$531.47	$9,947.18
2	9,947.18	497.36	10,444.54	111.76	10,332.78
3	10,332.78	516.64	10,849.42	116.09	10,733.33
4	10,733.33	536.67	11,270.00	120.59	11,149.41
5	11,149.41	557.47	11,706.88	125.26	11,581.62
6	11,581.62	579.08	12,160.70	130.12	12,030.58
7	12,030.58	601.53	12,632.11	135.16	12,496.95
8	12,496.95	624.85	13,121.80	140.40	12,981.40
9	12,981.40	649.07	13,630.47	145.85	13,484.62
10	13,484.62	674.23	14,158.85	151.50	14,007.35

Cumulative		$5,715.65		$1,708.30

AB Sustainable International Thematic Fund

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses*	Hypothetical Ending Investment
1	$10,000.00	$478.75	$10,053.75	$537.60	$9,941.15
2	9,941.15	497.06	10,438.21	117.95	10,320.26
3	10,320.26	516.01	10,836.27	122.45	10,713.82
4	10,713.82	535.69	11,249.51	127.12	11,122.39
5	11,122.39	556.12	11,678.51	131.97	11,546.54
6	11,546.54	577.33	12,123.87	137.00	11,986.87
7	11,986.87	599.34	12,586.21	142.22	12,443.99
8	12,443.99	622.20	13,066.19	147.65	12,918.54
9	12,918.54	645.93	13,564.47	153.28	13,411.19
10	13,411.19	670.56	14,081.75	159.12	13,922.63

Cumulative		$5,698.99		$1,776.36

*
Expenses are net of any fee waiver or expense waiver in the first year. Thereafter, the expense ratio reflects the Fund’s operating expenses as reflected under “Fees and Expenses of the Fund” before waiver in the Summary Information at the beginning of this Prospectus.

The Statement of Additional Information is revised, as applicable, to incorporate changes conforming to this Supplement.
*        *        *        *        *
This Supplement should be read in conjunction with the Prospectus for the Funds.
You should retain this Supplement with your Prospectus(es) for future reference.

AllianceBernstein
®
and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.
SUP-0101-0621

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